UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2017
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue, Glenview, IL		60025
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on May 5, 2017 for the purposes of (i) electing the eleven directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year; (iii) approving, on an advisory basis, a resolution approving executive compensation of the named executive officers as disclosed in the proxy statement; (iv) approving the frequency of the advisory vote on executive compensation; and (v) considering a stockholder proposal to permit stockholders to act by written consent.

All eleven nominees for director as named in the Company’s proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Election of Directors
Daniel J. Brutto	273,504,783	1,705,461	345,711	33,452,924
Susan Crown	272,573,509	2,746,782	235,664	33,452,924
James W. Griffith	273,416,679	1,800,719	338,557	33,452,924
Jay L. Henderson	273,163,500	2,027,421	365,034	33,452,924
Richard H. Lenny	271,655,142	3,393,418	507,395	33,452,924
E. Scott Santi	266,838,420	7,075,942	1,641,593	33,452,924
James A. Skinner	270,143,793	5,080,696	331,466	33,452,924
David B. Smith, Jr.	273,956,997	1,318,811	280,147	33,452,924
Pamela B. Strobel	273,734,304	1,576,144	245,507	33,452,924
Kevin M. Warren	273,263,639	1,942,908	349,408	33,452,924
Anré D. Williams	273,271,023	1,935,602	349,330	33,452,924

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was ratified by the vote set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Ratification of independent registered public accounting firm	305,663,842	3,031,644	313,393	N/A

A Company proposal requesting that stockholders approve a non-binding resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under “Compensation Discussion & Analysis,” the Summary Compensation Table, the related compensation tables and the related narrative disclosures, in the March 24, 2017 proxy statement, passed with the following vote.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Advisory vote to approve executive compensation	267,016,489	7,570,761	968,705	33,452,924

A Company proposal requesting that stockholders approve a one-, two- or three-year frequency for the advisory vote on executive compensation resulted in approval of a one-year frequency by the vote set forth in the table below. The Company’s Board of Directors, who recommended a one-year frequency, has determined that the Company will continue to hold its advisory executive compensation vote every year.

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS
Frequency of Advisory Vote on Executive Compensation	255,246,023	1,046,575	18,685,838	577,519

The shareholder proposal to permit stockholders to act by written consent was defeated by the vote set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Permit Stockholders to Act by Written Consent	93,331,185	179,249,224	2,975,546	33,452,924

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 11, 2017	By: /s/ Randall J. Scheuneman
Randall J. Scheuneman
Vice President and Chief Accounting Officer